SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                          Form 8-K


                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934


                       Date of Report
                        June 26,1995

               Commission file number 0-12724

                      Belmont Bancorp.
                     An Ohio Corporation
             IRS employer ID number - 34-1376776
                       325 Main Street
                   Bridgeport, Ohio 43912
                  Telephone (614) 695-3323


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Item 5.  Other events

     Belmont National Bank, a subidiary of Belmont Bancorp., has received approval from the Comptroller of the Currency to relocate its headquarters from St. Clairsville, Ohio to Wheeling, WV. The office will be Belmont National's first West Virginia facility. The change will allow Belmont National to better serve its customer base in Wheeling, WV.